UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              AUGUST 10, 2006
                                                            -------------------


                     ADVANCED ACCESSORY HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       333-114547               56-2426615
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Organization)                                        Identification No.)

                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900

                         (Registrant's telephone number,
                              including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

          On August 10, 2006, Advanced Accessory Systems, LLC ("AAS"), AAS Capital Corporation ("AAS Capital") and Advanced Accessory Holdings Corporation ("Holdings" and together with AAS and AAS Capital, the "Companies") announced that, in connection with the previously announced tender offers to purchase any and all of the outstanding 10 3/4% Senior Notes due 2011 of AAS and AAS Capital and 13 1/4% Senior Discount Notes due 2011 of Holdings, the Companies are extending the Expiration Time of the tender offers until 11:59 p.m., New York City time, on August 31, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

     EXHIBIT NO.             Description
     -----------             ---------------------------------------------------

        99.1                 Press release, dated August 10, 2006.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED ACCESSORY
                                      HOLDINGS CORPORATION
                                      (Registrant)


Date:  August 10, 2006                By: /s/ Ronald Gardhouse
                                          --------------------------------------
                                          Ronald J. Gardhouse
                                          Executive Vice President and
                                          Chief Financial Officer